UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 13, 2009

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File No.: 001-33182	75-2880496 (IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                 Other Events.

In connection with the proposed settlement of the consolidated shareholder derivative litigation pending before the United States District Court, Northern District of Texas, Dallas Division (the “Court”), Heelys, Inc. has agreed to publicly disclose the Notice of Proposed Settlement of Shareholder Derivative Action (the “Notice”), which Notice has been approved by the Court.  A copy of the Notice is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                                 Financial Statements and Exhibits.

(d)                  Exhibits.

99.1         Notice of Proposed Settlement of Shareholder Derivative Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: August 13, 2009	By:	/s/ Lisa K. Peterson
Lisa K. Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Proposed Settlement of Shareholder Derivative Action.